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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 17, 2000
                                                 -------------------------



                             Digital Island, Inc.
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              (Exact name of registrant as specified in charter)



          Delaware                    000-26283                 680322824
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



  45 Fremont Street, 12th floor, San Francisco, California               94105
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (415) 738-4100
                                                   -----------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report.)
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Item 5    OTHER EVENTS
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          On July 17, 2000, Digital Island, Inc. ("Digital Island") announced that it had entered into an Agreement and Plan of Reorganization dated as of July 17, 2000 (the "Merger Agreement") with SoftAware, Inc. ("SoftAware"). Pursuant to the terms of the Merger Agreement, a newly formed wholly owned subsidiary of Digital Island will be merged with and into SoftAware, with SoftAware surviving the merger as a wholly owned subsidiary of Digital Island (the "Merger").

          Under the Merger Agreement, up to an aggregate of 9,375,000 shares of Digital Island common stock and $20,000,000 in cash will be exchanged for all outstanding securities of SoftAware. The amount of such consideration was determined based upon arm's-length negotiations between Digital Island and SoftAware. The purpose of the merger is to enhance the combined company's reach as a provider of comprehensive network services for global e-business applications and to accelerate Digital Island's penetration into media and entertainment markets.

          The Merger is subject to the satisfaction of various conditions set forth in the Merger Agreement, including the approval of the transaction by the shareholders of SoftAware, regulatory approvals and other customary conditions. Officers, directors and certain affiliates holding over 75% of the total voting power of SoftAware have executed voting agreements in support of the transaction. The Merger is intended to qualify as a "reorganization" for United States federal tax purposes.

          Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the press release dated July 17, 2000 announcing the Merger.

Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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     (c)  Exhibits. The following documents are filed as an exhibit to this
          --------
                    report:

          99.1 Press Release, dated July 17, 2000, issued by the Company announcing the agreement to acquire SoftAware.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Digital Island, Inc.
                                        (Registrant)


Date: July 18, 2000                     By:    /s/ T.L. Thompson
                                             -----------------------------------
                                                T.L. Thompson
                                                Chief Financial Officer

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                                EXHIBITS INDEX
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          Exhibit     Description
          -------     -----------

          99.1 Press Release, dated July 17, 2000, issued by the Company announcing the agreement to acquire SoftAware.